UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CCOM GROUP, INC.
(Name of Registrant as Specified in its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 19, 2013

To the shareholders of Common Stock and Convertible Preferred Stock:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CCOM Group, Inc. will be held at 521 Fifth Avenue, New York, New York 10175, 10th Floor, on June 19, 2013 at 10:00 a.m., local time (the "Meeting"), for the following purposes:

1.	To elect eight Directors to serve for the term set forth in the accompanying proxy statement.

2.
To consider and act upon a proposal to ratify the selection by the Company’s Board of Directors and Audit Committee of EisnerAmper LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2013.

3.	To consider and vote on a non-binding advisory resolution on executive compensation.

4.	To consider and vote on a non-binding advisory resolution on the frequency of the advisory vote on executive compensation.

5.	To consider and transact such other business as may properly come before the Meeting or any adjournments thereof.

A Proxy Statement, Form of Proxy, and the Annual Report to Shareholders of the Company for the year ended December 31, 2012 are enclosed herewith. Only holders of record of Common Stock and Convertible Preferred Stock of the Company at the close of business on April 30, 2013 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. A complete list of the shareholders entitled to vote will be available for inspection by any shareholder for any purpose germane to the Meeting, during ordinary business hours for a period of at least ten days prior to the Meeting, at the office of the Secretary of the Company, at 275 Wagaraw Road, Hawthorne, New Jersey 07506.

This year we are furnishing proxy materials to our shareholders over the Internet at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=01228. On or about May 8, 2013, we mailed our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report and how to vote online. The notice also provides instructions on how a shareholder can request a paper copy of these documents.

By Order of the Board of Directors,

Hawthorne, New Jersey	William Salek

May 8, 2013	Secretary

IMPORTANT
You are cordially invited to attend the Meeting.  Whether or not you are planning to attend, please sign, date and return the accompanying proxy as soon as possible.  A postage-paid, self-addressed envelope is enclosed for your convenience.  Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the Meeting, may withdraw it and vote in person.  Attendance at the Meeting is limited to shareholders, their proxies and invited guests of the Company.

CCOM GROUP, INC.
275 WAGARAW ROAD,
HAWTHORNE, NEW JERSEY 07506

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 19, 2013

This proxy statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith, by the Board of Directors of CCOM Group, Inc. (the “Company”), for use at the Annual Meeting of Shareholders to be held at 521 Fifth Avenue, New York, New York 10175, 10th Floor, on June 19, 2013 at 10:00 a.m., local time, (the “Meeting”), or any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials over the Internet. Accordingly, on or about May 8, 2013, the Company is mailing to each holder of record of Common Stock and Convertible Preferred Stock as of April 30, 2013 (the “Record Date”) a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access the Company’s proxy materials and Annual Report over the Internet and how to vote online. The Record Date was fixed by the Board of Directors for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials and Annual Report by mail unless you request one. If you wish to receive a printed copy of the Company’s proxy materials for the 2013 Annual Meeting and the Company’s Annual Report for 2012, please follow the instructions for requesting those materials set forth in the Notice of Internet Availability of Proxy Materials.

Any shareholder giving a proxy has the power to revoke the same at any time before it is voted. The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of proxy materials, solicitation of the proxies may be made by officers and employees of the Company by mail, telephone, facsimile, electronic communication, or personal interview. Properly executed proxies will be voted in accordance with the instructions given by shareholders at the places provided for such purpose in the accompanying proxy. Unless contrary instructions are given by shareholders, persons named in the proxy intend to vote the shares represented by such proxies FOR the election of the nominees as listed in this proxy, FOR the selection of EisnerAmper LLP as independent auditors, FOR the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, and FOR the approval of a frequency of three years for future advisory votes regarding executive compensation. All shares represented by a properly executed proxy received in time for the Meeting will be voted in accordance with the directions specified thereon and, as to any other matter properly coming before the Meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies.

Voting Securities

As of the Record Date, the Company had 9,154,953 outstanding shares of Common Stock and 293,057 outstanding shares of Convertible Preferred Stock. Holders of Common Stock and Convertible Preferred Stock are each entitled to one vote per share on all matters and vote as one class. The presence at the Meeting in person or proxy of the holders of a majority of the shares entitled to vote thereat shall constitute a quorum. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

The current members of the Company’s Board of Directors, who have indicated that they intend to vote in favor of all of the Company’s proposals, own 5,338,504 shares of Common Stock and 46,065 shares of Convertible Preferred Stock, which represents 56.99% of the combined total number of shares of Common Stock and Convertible Preferred Stock entitled to vote. (See Security Ownership of Certain Beneficial Owners and Management)

PROPOSAL 1

ELECTION OF DIRECTORS

It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified. Each of the nominees named below currently serves as a Director of the Company. Each Director was elected at the Annual Meeting of Shareholders held on June 26, 2012, except for Frank Harrell who was appointed as a Director on August 10, 2012. The Company has no reason to believe that any of the nominees will become unavailable to serve as Directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of his or her choice when voting at the Annual Meeting. Certain information regarding each nominee is set forth in the table and text below.

The Directors serve for a term of one year and until their successors are duly elected and qualified.

The names, ages and positions of the Registrant’s Directors and executive officers are listed below, along with a brief account of their business experience during the last five years. Officers are appointed annually by the Board of Directors at its first meeting following the Annual Meeting of Shareholders and from time to time, and serve at the pleasure of the Board.  There are no family relationships among these Directors and officers, except for Melissa Goldman-Williams, who is the daughter of Michael Goldman, nor any arrangements or understandings between any Directors or officers and any other person pursuant to which any of such officers were selected as executive officers.

Nominees for Election

All of the nominees are currently serving as Directors. The name, age and term of office as Director of each nominee for election as Director and his or her present position(s) with the Company and other principal affiliations are set forth below.

Name	Age (As of March 15, 2013)	Position with the Company
Directors and Executive Officers:

Dr. E. Bruce Fredrikson	74	Director, Chairman of Audit Committee

Peter Gasiewicz	58	Director, President and Chief Operating Officer

Melissa Goldman-Williams	45	Director, Vice President of Operations

Michael Goldman	74	Director, Chairman of the Board and Chief Executive Officer

Frank Harrell	73	Director

Stuart H. Lubow	55	Director, Chairman of Nominating Committee

Ronald H. Miller	69	Director

William Pagano	73	Director

Dr. E. Bruce Fredrikson

Dr. E. Bruce Fredrikson has been a Director of the Company since January 28, 2005. Dr. Fredrikson is currently an independent consultant in corporate finance and governance.  He is Professor of Finance, Emeritus, at Syracuse University’s Martin J. Whitman School of Management where he taught from 1966 until his retirement in May 2003. From June 1994 until July 2011, Dr. Fredrikson served as a director and Chairman of the Audit Committee of Track Data Corporation, a financial services company, and from March 2007 until July 2011, also served as its non-executive Chairman of the Board. From February 2003 until July 2009, Dr. Fredrikson served as a director and Chairman of the Audit Committee of Consumer Portfolio Services, Inc., a consumer finance company. Dr. Fredrikson holds an A.B. in economics from Princeton University and a M.B.A. in accounting and a Ph.D. in finance from Columbia University.

The nominating committee of the Board of Directors has concluded that Dr. Fredrikson should serve as a Director because he has extensive accounting and corporate finance experience, which is particularly valuable in serving as Chairman of the Company’s Audit Committee. The nominating committee also took into account that Dr. Fredrikson is independent, as defined in the NASDAQ Stock Marketplace Rule 5605(a)(2).

Peter Gasiewicz

Peter Gasiewicz has been a Director of the Company since February 24, 2011. Mr. Gasiewicz served as Vice President of Sales of the Company from January 21, 2008 until his appointment as President and Chief Operating Officer of the Company on November 29, 2011. Mr. Gasiewicz has extensive knowledge and experience in HVAC and the distribution business. From January 2006 to January 2008 Mr. Gasiewicz was President of Fedders North America and Senior Vice President of Fedders Corporation. Prior to that, he was Vice President and General Manager of International Comfort Products/Carrier Corporation (ICP), a division of United Technologies Corporation. Mr. Gasiewicz has also served as President of two wholly-owned ICP distributors operating approximately 31 locations and has held various other positions in the HVAC industry.  He holds a Bachelor of Arts Degree in Economics from New Jersey’s Ramapo College and has obtained a variety of technical certifications. He also has continuing education background at Darden School of Business, University of Virginia. Mr. Gasiewicz is also a Vietnam-era veteran who served with the United States Marine Corps.

The nominating committee of the Board of Directors has concluded that Mr. Gasiewicz should serve as a Director because he has extensive experience in the HVAC industry, which is valuable in understanding the Company’s operations.

Melissa Goldman-Williams

Melissa Goldman-Williams was appointed Vice President of Operations on February 24, 2011. Mrs. Goldman-Williams has been a Director of the Company since October 2004. She has been a member of the Board of Directors of Goldman Associates of New York, Inc. ("Goldman Associates") since January 1996, and during the periods from January 2004 to January 2007 and from January 2010 to January 2011 she also served as the Chief Operating Officer of Goldman Associates. From January 2007 to January 2010, she was the Chief Operating Officer of Westye East, an appliance distributor. She also served as Chief Operating Officer of the HVAC distribution division of Goldman Associates from 1996 to 2001, at which time the division was acquired by the Company. She holds a B.A. from Lehigh University and a Masters Degree in Environmental Management from Duke University. She is the daughter of Michael Goldman, the Chairman and Chief Executive Officer of the Company.

The nominating committee of the Board of Directors has concluded that Mrs. Goldman-Williams should serve as a Director because she has experience as the Chief Operating Officer at appliance distributors, which continues to be beneficial in understanding the Company’s operations.

Michael Goldman

Michael Goldman was appointed Chief Executive Officer of the Company on February 15, 2013. Michael Goldman has been a Director of the Company since September 29, 2004 and was appointed Chairman of the Board on April 17, 2006.  Since 1987 Mr. Goldman was the Chief Executive Officer and Chairman of the Board of Directors of Goldman Associates of New York, Inc. ("Goldman Associates"), an appliance distributor for the Northeast, until January 1, 2007.  The assets of Goldman Associates were acquired by Westye East, on January 1, 2007 and it is now an investment company located in Florida.  Mr. Goldman continues to serve as the Chief Executive Officer and Chairman of the Board of Directors of Goldman Associates.  Mr. Goldman is a Certified Public Accountant and holds a B.S. in Accounting from Brooklyn College and an M.B.A. in Management from Syracuse University.

The nominating committee of the Board of Directors has concluded that Mr. Goldman should serve as a Director because of his experience as the Chief Executive Officer of his appliance distribution company for 20 years, which is valuable in understanding the Company’s operations. Additionally, Mr. Goldman’s accounting expertise is continually valuable to the Company.

Frank Harrell

Frank Harrell was appointed as a Director on August 10, 2012. Mr. Harrell has extensive management experience. Mr. Harrell has advised Optimize Rx, Sample MD, Carrier Corporation/United Technologies, Watsco, Inc. and others on revenue planning, merger and acquisition strategies, and many other business issues. Mr. Harrell has been advising the founder and Chairman of Optimize Rx and Sample MD since 2007. His extensive HVAC experience includes positions as Senior Vice President/Consultant from 2000 to 2002, Senior Vice President of Worldwide Sales from 1994 to 1999 and Vice President of Sales, ACO Division, from 1991 to 1994 for International Comfort Products/United Technologies/Carrier. He was Vice President of Sales and Marketing from 1987 to 1991 and Vice President of Sales-North America from 1984 to 1987 for Snyder General Corporation. He also served as Chairman of the Board of Coastline Distribution and General Heating Distributors, both HVAC distributors. Mr. Harrell received a Liberal Arts Degree from Oakland College where he graduated Magna cum Laude in 1982. He has also served in the United States Air Force.

The nominating committee of the Board of Directors has concluded that Mr. Harrell should serve as a Director because he has extensive management experience as well as experience in the HVAC industry, which is valuable in understanding the Company’s operations. The nominating committee also took into account that Mr. Harrell is independent, as defined in the NASDAQ Stock Marketplace Rule 5605(a)(2).

Stuart H. Lubow

Stuart H. Lubow has been a Director of the Company since May 11, 2006.  Mr. Lubow is a founder, Chairman, President and Chief Executive Officer of Community National Bank. Mr. Lubow was founder, President and Chief Executive Officer of Community State Bank from 1997 to 2003 and was the Executive Vice President and Chief Operating Officer of Garden State Bank until 1996.  Mr. Lubow has been a banking executive for over 30 years. He is a past Chairman of the Community Bankers Association of New Jersey, as well as the former Chairman of the Teaneck Development Corporation. Mr. Lubow holds a B.A. in Accounting from Moravian College and has served as an instructor at the New York University School of Continuing Education.

The nominating committee of the Board of Directors has concluded that Mr. Lubow should serve as a Director because he has extensive banking experience. This experience is particularly useful to the Company when seeking to extend current financing or obtain new financing. The nominating committee also took into account that Mr. Lubow is independent, as defined in the NASDAQ Stock Marketplace Rule 5605(a)(2).

Ronald H. Miller

Ronald H. Miller has been a Director of the Company since 1983.  Mr. Miller holds a B.S. in Education from Ohio State University and a J.D. from Ohio State University.  Mr. Miller was engaged in the practice of law since 1969 until his retirement in 2007.  Mr. Miller is an acting Judge of Auglaize County Municipal Court in the State of Ohio.

The nominating committee of the Board of Directors has concluded that Mr. Miller should serve as a Director because he has continuously served on the Board since the Company’s reorganization in 1983 and he has 40 years of legal experience to provide to the Company. The nominating committee also took into account that Mr. Miller is independent, as defined in the NASDAQ Stock Marketplace Rule 5605(a)(2).

William Pagano

William Pagano has been a Director of the Company since February 2002. He was employed in various capacities with the Company since October 2005, and as Chief Executive Officer of the Company from April 2006 until his retirement on February 15, 2013. Mr. Pagano holds a B.S. in Industrial Management, and an M.B.A., both from Fairleigh Dickinson University.  Mr. Pagano also holds a J.D. from Seton Hall University.

The nominating committee of the Board of Directors has concluded that Mr. Pagano should serve as a Director because of his prior experience in serving as the President of our subsidiaries, as well as his prior experience in serving as Chief Executive Officer of the Company. Additionally, Mr. Pagano’s legal experience is continually valuable to the Company.

Executive Officers

Set forth below is information concerning the sole executive officer who is not a Director of the Company.

Name	Age (As of March 15, 2013)	Position with the Company
William Salek	51	Chief Financial Officer and Secretary of the Company

William Salek

William Salek was appointed as the Chief Financial Officer of the Company in October 2004 and Secretary of the Company in February 2005. Mr. Salek has been employed by Universal since 1983.  Mr. Salek holds a B.S. in Accounting from Clarion University.  Mr. Salek is a director of Educational Partnership for Instructing Children, Inc., a non-profit learning institute.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, information with respect to beneficial ownership by named executive officers and Directors of the Company, holders of over 5% of a class of stock and of the executive officers and Directors of the Company as a group. Information for persons who are not Directors or officers is based on filings made by them with the Securities and Exchange Commission.

	Common Stock			Preferred Stock
	Amount and			Amount and
	Nature of		Percent	Nature of
	Beneficial		Of	Beneficial	Percent of
Name of Beneficial Owner	Ownership*		Class	Ownership*	Class

Officers and Directors:
Dr. E. Bruce Fredrikson	35,600	(1)	**	0	-
Peter Gasiewicz	7,500		**	0	-
Melissa Goldman-Williams	50,400	(2)	**	45,000	15.36%
Michael Goldman	4,242,329	(3)	46.33%	1,065	**
Frank Harrell	0		-	0	-
Stuart H. Lubow	25,000	(4)	**	0	-
Ronald H. Miller	26,054	(5)	**	0	-
William Pagano	1,106,019	(6)	10.66%	0	-
All Officers and Directors as a Group:	5,537,902	***	59.98%	46,065	15.72%

Holders of over 5% of a class of stock who are not Officers or Directors:
Elliot J. Brody Revocable Trust****	254,640	(7)	3.29%	47,768	16.30%
Elliot J. Brody****	254,640	(7)	3.29%	47,768	16.30%
Rita C. Folger	1,178,719	(8)	12.83%	0	-
Goldman Associates of New York, Inc.	3,994,255	(9)	43.63%	0	-
Kevin Goldman*****	45,000	(10)	**	45,000	15.36%

Except for Elliot J. Brody and the Elliot J. Brody Revocable Trust, the beneficial owners listed above have all given a business address of 275 Wagaraw Road, Hawthorne, New Jersey 07506. The business address for Elliot J. Brody and Elliot J. Brody Revocable Trust is 17556 Lake Estates Drive, Boca Raton, Florida 33496.

*For the purposes of this table, “Beneficial Ownership” is defined as set forth in rule 13d-3 under the Securities Exchange Act of 1934, as amended.  Except as set forth in the following notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

**Represents beneficial ownership of less than one percent of the Company’s outstanding securities.

***Assumes the conversion by Michael Goldman of his 1,065 shares of Convertible Preferred Stock into 1,065 shares of Common Stock and the conversion by Mrs. Goldman-Williams of her 45,000 shares of Convertible Preferred Stock into 45,000 shares of Common Stock. Includes 45,000 shares of Common Stock owned by William Salek.

****Assumes the conversion by the Elliot J. Brody Revocable Trust of 47,768 shares of Convertible Preferred Stock into 47,768 shares of Common Stock.

*****Assumes the conversion by Kevin Goldman of his 45,000 shares of Convertible Preferred Stock into 45,000 shares of Common Stock.

(1)  Dr. E. Bruce Fredrikson’s beneficial ownership consists of 10,600 shares of Common Stock and 25,000 shares of Common Stock issuable upon exercise of his options.

(2)  Melissa Goldman-Williams’ beneficial ownership consists of 5,400 shares of Common Stock and 45,000 shares of Common Stock issuable at any time upon conversion of 45,000 shares of Convertible Preferred Stock.

(3)  Michael Goldman is the Chief Executive Officer and Chairman of the Board of Goldman Associates of New York, Inc. (“Goldman Associates”). Goldman Associates is the owner of 3,994,255 shares of Common Stock (“Goldman Shares”). Mr. Goldman’s Common Stock ownership in the table above reflects the aggregate amount of his beneficially owned shares consisting of: (i) 247,009 shares of Common Stock, (ii) 1,065 shares of Common Stock issuable at any time upon conversion of 1,065 shares of Convertible Preferred Stock, and (iii) the Goldman Shares. Mr. Goldman’s beneficial ownership excludes 20,000 shares of Common Stock owned by his wife, of which Goldman Associates and Michael Goldman disclaim beneficial ownership. Mr. Goldman’s wife disclaims beneficial ownership of Mr. Goldman’s shares.

(4)  Stuart H. Lubow’s beneficial ownership consists of 25,000 shares of Common Stock issuable upon exercise of his options.

(5)  Ronald H. Miller’s beneficial ownership consists of 1,054 shares of Common Stock and 25,000 shares of Common Stock issuable upon exercise of his options.

(6)  William Pagano’s beneficial ownership consists of 1,072,686 shares of Common Stock and 33,333 shares of Common Stock issuable at any time upon conversion of a $100,000 Convertible Note at a conversion price of $3 per share.

(7)  The Elliot J. Brody Revocable Trust (the “Trust”) is the direct owner of 206,872 shares of Common Stock and 47,768 shares of Common Stock issuable at any time upon conversion of 47,768 shares of Convertible Preferred Stock. Elliot J. Brody is the settlor of the Trust and has the sole voting and investment power over all the shares of Common Stock and Convertible Preferred Stock owned by the Trust.

(8)  Rita C. Folger’s beneficial ownership consists of 1,145,386 shares of Common Stock and 33,333 shares of Common Stock issuable upon conversion of a $100,000 Convertible Note at a conversion price of $3 per share. Mrs. Folger is the wife of Oscar Folger and the mother of Jeffrey Folger. Oscar Folger and Jeffrey Folger, of the law firm of Folger & Folger, are counsel to the Company. Oscar Folger and Jeffrey Folger each disclaim beneficial ownership of the shares owned by Rita Folger.

(9)  The beneficial ownership of Goldman Associates of New York, Inc. consists of 3,994,255 shares of Common Stock. See Footnote 3, above, for information relating to beneficial ownership of these securities held by Michael Goldman.

(10)  Kevin Goldman’s beneficial ownership consists of 45,000 shares of Common Stock issuable at any time upon conversion of 45,000 shares of Convertible Preferred Stock.

Certain Relationships and Related Transactions, and Director Independence

(a)
A subsidiary of the Company leases a warehouse and store in Wharton, New Jersey comprising of 27,000 square feet from a company owned by Mr. Paul H. Hildebrandt under a lease that expires July 31, 2017. The Company paid Mr. Hildebrandt’s company $229,290 and $220,788 during the years ended December 31, 2012 and 2011, respectively. William Salek, the Company’s Chief Financial Officer, is the son-in-law of Mr. Hildebrandt.  Mr. Hildebrandt served as a Director of the Company from July 2004 to January 2005.

(b)
Pursuant to a secured note dated July 29, 2004, as amended, the Company owes Goldman Associates of New York, Inc. (“Goldman Associates”), the principal amount of $750,000 at December 31, 2012 collateralized by the assets of the Company. The secured note is subordinate to the borrowings under the Company’s credit facility, bears interest at the prime rate plus 2% and is due on January 1, 2014. Michael Goldman is the Chief Executive Officer and Chairman of the Board of Goldman Associates and is Chairman of the Board and Chief Executive Officer of the Company.

(c)
Oscar Folger and Jeffrey Folger, of the law firm of Folger & Folger, are counsel to the Company.  Rita Folger, a more than 10% shareholder of the Company, is the wife of Oscar Folger and the mother of Jeffrey Folger.  Professional fees paid to the law firm of Folger & Folger for the years ended December 31, 2012 and 2011 were $62,434 and $60,719, respectively.

(d)
Pioneer Realty Holdings, LLC, a New York limited liability company (“Pioneer”), is the owner of the premises located at 836 Route 9, Fishkill, New York, formerly known as 2213 Route 9, Fishkill, New York that is leased to a subsidiary of the Company under a lease that expires on March 31, 2017, subject to two five-year renewal options.

William Pagano, a Director of the Company and a more than 10% shareholder of the Company, has a 55% interest in Pioneer and each of Mrs. Folger and Jeffrey Folger has a 20% interest in Pioneer Realty Partners I, LLC, which has a 40% interest in Pioneer.  The Company paid Pioneer $278,414 and $270,516 during the years ended December 31, 2012 and 2011, respectively. Mr. Pagano was the Chief Executive Officer of the Company until his retirement on February 15, 2013.

(e)
Mr. Pagano and Mrs. Folger each hold a $100,000 convertible unsecured note of the Company. The convertible unsecured notes bear interest at the prime rate plus 2% and are due on January 1, 2014. Interest expense on each note was $5,250 for each of the years ended December 31, 2012 and 2011.

(f)
Mr. Paul H. Hildebrandt, Goldman Associates, Mr. Pagano and Mrs. Folger each hold unsecured notes in the initial principal amount of $90,000, $171,033, $35,000 and $100,000, respectively. At December 31, 2012 the remaining principal on the notes to Mr. Hildebrandt, Goldman Associates, Mr. Pagano and Mrs. Folger was $10,911, $20,736, $4,243 and $12,124, respectively. The notes bear interest at 12% per annum and are payable in equal quarterly installments of principal and interest through June 30, 2013.

Interest expense on the notes held by Mr. Hildebrandt, Goldman Associates, Mr. Pagano and Mrs. Folger amounted to $2,073, $3,940, $806 and $2,304, respectively, for the year ended December 31, 2012.

Interest expense on the notes held by Mr. Hildebrandt, Goldman Associates, Mr. Pagano and Mrs. Folger amounted to $2,728, $5,184, $1,061 and $3,031, respectively, for the year ended December 31, 2011.

(g)
In March 2011, the Company privately placed 4,500,000 shares of common stock at $0.50 per share for total proceeds of $2,250,000. Of these shares, 3,000,000 shares were purchased by Goldman Associates of New York, Inc. (“Goldman Associates”), 600,000 shares were purchased by Rita Folger, 400,000 shares were purchased by Paul H. Hildebrandt, 300,000 shares were purchased by John A. Hildebrandt and 200,000 shares were purchased by William Pagano.

(h)
On February 24, 2011, the Board of Directors of the Company appointed Melissa Goldman-Williams to serve as Vice President of Operations. Mrs. Goldman-Williams receives a salary of $135,000 per year. Mrs. Goldman-Williams is a Director of the Company and is the daughter of Michael Goldman, the Chairman of the Board and Chief Executive Officer of the Company.

(i)	On May 27, 2011, the Company borrowed $200,000 from Goldman Associates, which was non-interest bearing and paid in full on June 28, 2011.

(j)
On July 29, 2011, the Company borrowed $250,000 from Goldman Associates. Interest accrued on the loan at a per annum rate equal to the lesser of (i) 3% plus 90-day LIBOR and (ii) 4%. The loan was repaid on October 20, 2011.

(k)
During the year ended December 31, 2012, Goldman Associates made short term loans to the Company aggregating $850,000 in principal amount, all of which have been repaid with interest aggregating $7,655.

(l)
During the year ended December 31, 2012, Michael Goldman made short term loans to the Company aggregating $850,000 in principal amount, all of which have been repaid with interest aggregating $3,267 in 2012 and $1,983 in 2013.

(m)	On February 1, 2013, the Company borrowed $500,000 from Michael Goldman at 4% per annum, repayable on May 1, 2013.

(n)
On October 24, 2012, Universal Supply Group, Inc., a wholly owned subsidiary of the Company (“Universal”), paid $950,000 to Goodman Manufacturing Co., L.P., a supplier to the Company (“Goodman”), in full payment and satisfaction of an 8% secured note under which there was then outstanding $1,066,164. Immediately prior to this transaction, the promissory note obligated Universal to pay principal of the note and accrued interest in 36 consecutive monthly installments of $29,195 with a final $467,465 balloon payment on November 24, 2014. The Company recognized a gain of $116,164 on the early extinguishment of this debt. The Company financed the purchase of the note by borrowing $950,000 from five investors, including four related parties, of which (i) $350,000 was borrowed from Goldman Associates of New York, Inc. (“Goldman Associates”), (ii) $200,000 was borrowed from John A. Hildebrandt, (iii) $200,000 was borrowed from Paul H. Hildebrandt, (iv) $100,000 was borrowed from William Pagano and (v) $100,000 was borrowed from Rita Folger. These borrowings accrue interest at 8% per annum and are to be repaid in equal monthly installments aggregating $19,810 commencing April 2013 and ending March 2018.

Director Independence

The Board of Directors is comprised of seven members, of which four are classified as “independent” as defined in the NASDAQ Stock Marketplace Rule 5605(a)(2). The four independent Directors are Dr. E. Bruce Fredrikson, Frank Harrell, Stuart H. Lubow and Ronald H. Miller.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. William Pagano was the Chief Executive Officer of the Company until his retirement on February 15, 2013 and Michael Goldman, Chairman of the Board, was appointed Chief Executive Officer of the Company on such date. The Company does not have a lead independent director.

The Board’s Role in Risk Oversight

The Board believes that the goal of risk oversight is to identify and assess risks which may affect the Company’s ability to fulfill its business objectives, and to formulate plans to mitigate any potential effects. The Board administers its oversight function directly, through both its Audit and Compensation Committees, and through Company Management, as follows:

•	Through Board discussion on general business strategy and risks that could drive tactical and strategic decisions in the near and long term.

•	Through the Audit Committee with respect to financial risks and risks that may affect the financial situation of the Company.

•	Through the Compensation Committee with respect to risks associated with executive compensation plans and arrangements.

•
Through executive management of the Company with respect to risks which may arise in the ordinary course of business, such as operational, managerial, business, legal, regulatory and reputational risks.

•
Through the Chief Executive Officer, via updates to the Board during Board meetings with respect to potential material risks identified by executive management, as is deemed appropriate based on the circumstances.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company's Directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, Directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

On October 17, 2012, Elliot J. Brody ("Brody") and the Elliot J. Brody Revocable Trust ("Trust") each filed a Form 3 and a Form 4 to disclose that they are, respectively, the indirect and direct owners of 49,080 shares of the Company’s common stock and 47,768 shares of the Company’s convertible preferred stock. The Form 3 disclosed that the date of the event requiring the filing of such form was May 2, 2012 and the Form 4 disclosed that the date of the earliest transaction requiring the filing of such form was May 2, 2012.

On December 6, 2012, Michael Goldman gifted 45,000 shares of convertible preferred stock of CCOM Group, Inc. (the “Convertible Preferred Stock”) to his daughter, Melissa Goldman-Williams. On December 7, 2012, Michael Goldman gifted 45,000 shares of Convertible Preferred Stock to his son, Kevin Goldman.

Melissa Goldman-Williams filed a Form 4 on December 10, 2012 to report the gift and filed an amended Form 4 on December 20, 2012 to reflect that in addition to the shares of Convertible Preferred Stock and 5,400 shares of common stock that she owns beneficially, through her ownership of 27% of Goldman Associates of New York, Inc. ("Goldman Associates") she also owns the pecuniary interest in 1,078,449 shares (11.8% of the outstanding common stock) of a total of 3,994,255 shares of common stock that are owned by Goldman Associates.

Kevin Goldman filed a Form 3 on December 14, 2012 to report the gift and filed an amended Form 3 on December 20, 2012 to reflect that in addition to the shares of Convertible Preferred Stock that Kevin Goldman owns beneficially, through his ownership of 25% of Goldman Associates he also owns the pecuniary interest in 998,564 shares (10.9% of the outstanding shares of common stock) of a total of 3,994,255 shares of common stock that are owned by Goldman Associates.

Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that, other as described above, during the period from January 1, 2012 through December 31, 2012, all executive officers, Directors and greater than 10% beneficial owners, complied with Section 16(a) filing requirements.

Information Concerning Operation of the Board of Directors and Committees

Meetings of the Board of Directors

During the year ended December 31, 2012, the Board of Directors had six meetings. Each Director other than Stuart H. Lubow attended at least (i) 75% of all of the meetings of the Board of Directors held during the period; and (ii) 75% of the meetings of all committees on which he or she served. The Company does not have a policy requiring incumbent Directors and Director nominees to attend the Company’s Annual Meeting of Shareholders. All of the Directors other than Stuart H. Lubow who were in office in 2012 attended the last Annual Meeting, which was held in 2012.

Committees of the Board of Directors

The Company has an Audit, Nominating and Compensation Committee and maintains written charters for each such committee on the Company's web site at www.ccomgrp.com.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Serving on the Committee are Dr. E. Bruce Fredrikson and Ronald H. Miller. The Board of Directors has determined that Dr. Fredrikson is a financial expert.

The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors to the Company, to review the effectiveness of the Company’s internal accounting methods and procedures, to consider whether the Company’s principal accountant’s provision of non-audit services is compatible with maintaining the principal accountant’s independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Company defines independence as meeting the standards to be considered as an independent Director as set forth in the NASDAQ Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Audit Committee are "independent" as defined in the NASDAQ National Market’s Marketplace Rule 5605(c)(2)(A).

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company's financial reporting process through periodic meetings with the Company’s independent accountants and management to review accounting, auditing, internal controls and financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the Company’s independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent accountants.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met four times during fiscal year 2012.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company’s financial statements and the overall reporting process, including maintenance of the Company’s system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company’s financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2012 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed under standards established by the Public Company Accounting Oversight Board (United States), including those matters set forth in Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in rule 3200T. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed with the auditors their independence from the Company. The Audit Committee has concluded that the independent auditors are independent from the Company and its management.

On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC. The Audit Committee has also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Members of the Audit Committee
Dr. E. Bruce Fredrikson, Chairman
Ronald H. Miller

Nominating Committee

The Company currently has a separately designated standing Nominating Committee. Serving on the Committee are Stuart H. Lubow and Ronald H. Miller. The Board of Directors has determined that the Nominating Committee members are “independent” as defined in the NASDAQ Marketplace Rule 5605(a)(2). The Nominating Committee met once in fiscal year 2012.

The functions of the Nominating Committee are, among other things, to oversee the design and administration of our nomination process. Potential candidates for Director are reviewed by the Nominating Committee, and Director nominees are selected by Board of Director resolutions subject to the approval of a majority of the independent Directors. All of the nominees recommended for election to the Board of Directors at the Annual Meetings are Directors standing for re-election. Although the Nominating Committee does not have a formal policy with respect to the consideration of diversity, when considering Director candidates the Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s existing Directors, provide a blend of skills and experience that will further enhance the Board of Director’s effectiveness at the time the consideration is made. When considering potential Director candidates, the Nominating Committee considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. The Nominating Committee has not established any minimum qualifications for Director candidates. In 2012, the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Nominating Committee will consider Director candidates recommended by the Company’s shareholders in a similar manner as those recommended by members of management or other Directors, provided the shareholder submitting such nomination has provided such recommendation on a timely basis as described in "Proposals of Shareholders," below. To date, the Company has not received any recommended nominees from any non-management shareholder or group of shareholders that beneficially owns five percent of its voting stock.

Compensation Committee

The Company currently has a separately designated standing Compensation Committee. Serving on the Committee are Dr. E. Bruce Fredrikson and Stuart H. Lubow. The Board of Directors has determined that the Committee members are “independent” as defined in the NASDAQ Marketplace Rule 5605(a)(2). In addition, no Director may serve unless he or she (i) is a “Non-employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

The functions of the Compensation Committee are, among other things, to assist the Board in overseeing the Company’s management compensation policies and practices, including (i) determining and approving the compensation of the Company’s Chief Executive Officer (“CEO”);  (ii) reviewing and approving compensation levels for such executive officers or other members of management as the Board or Committee deems appropriate; (iii) reviewing and approving management incentive compensation policies and programs; (iv) reviewing and approving equity compensation programs for employees, and exercising discretion in the administration of such programs; and (iv) producing an annual report on executive compensation for inclusion in the proxy statement.  To carry out its responsibilities, the Compensation Committee met once during fiscal year 2012.

The Compensation Committee may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Compensation Committee.

The Chief Executive Officer recommends to the Compensation Committee proposed compensation for the executive officers other than the Chief Executive Officer, and recommends to the Board of Directors proposed director fees for the directors.

Shareholders’ Communications with the Board of Directors

Generally, shareholders who have questions or concerns regarding the Company should contact our Investor Relations Department at 973-427-8224. However, shareholders may communicate with the Board of Directors by sending a letter to Board of Directors of CCOM Group, Inc., c/o Corporate Secretary, 275 Wagaraw Road, Hawthorne, New Jersey 07506. Any communications must contain a clear notation indicating that it is a “Shareholder-Board Communication” or a “Shareholder-Director Communication” and must identify the author as a shareholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual Director or Directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

Executive Compensation

Summary Compensation Table

The following table sets forth information about compensation paid or accrued by the Company during the fiscal years ended December 31, 2012 and 2011 to William Pagano, Pete Gasiewicz and Melissa Goldman-Williams, the only named executive officers of the Company as of December 31, 2012.

			Non-Equity	All
			Incentive Plan	Other
Name and Principal Position	Year	Salary	Compensation	Compensation	Total

William Pagano—Director and Chief	2012	$112,308	-	-	$112,308
Executive Officer of the Company*	2011	$180,000	-	-	$180,000

Peter Gasiewicz—Director and	2012	$175,000	-	-	$175,000
President and Chief Operating	2011	$170,000	-	-	$170,000
Officer of the Company**

Melissa Goldman-Williams—	2012	$135,000	-	-	$135,000
Director and Vice President of	2011	$104,500	-	-	$104,500
Operations of the Company

* Mr. Pagano waived 10% of his salary, or $20,000, in 2011. From January 1, 2012 to January 28, 2012, Mr. Pagano was paid at the rate of $180,000 per year, or $20,769 for the period. Mr. Pagano reduced his number of days worked per week to less than full time from and after January 29, 2012 and was paid at the rate of $120,000 per year, or $46,154, for the period that began on January 29, 2012 and ended on June 16, 2012. From June 17, 2012 to December 31, 2012, Mr. Pagano was paid at the rate of $80,000 per year, or $40,000 for the period, and he was paid an additional $5,385 for additional days worked during this period. Mr. Pagano retired as Chief Executive Officer on February 15, 2013.

** In 2011, Mr. Gasiewicz waived 10% of his salary for the period beginning January 1, 2011 and ending on March 31, 2011.

During the fiscal years ended 2012 and 2011, no stock awards, option awards, bonuses or nonqualified deferred compensation earnings were earned by the named executive officers.

Narrative Disclosure to Summary Compensation Table

Mr. Pagano was the Chief Executive Officer of the Company until his retirement on February 15, 2013. Until his retirement, Mr. Pagano was employed by the Company on an at-will basis at the annual compensation rate set forth in the table. On February 15, 2013 the Company entered into a two-year consulting agreement with Mr. Pagano for a $60,000 annual fee. The consulting agreement also contains confidentiality and non-compete clauses.

Mr. Gasiewicz is the President and Chief Operating Officer of the Company. He is employed by the Company on an at-will basis at an annual compensation rate of $175,000. Mr. Gasiewicz waived 10% of his salary for the period beginning January 1, 2011 and ending on March 31, 2011.

Melissa Goldman-Williams is the Vice President of Operations of the Company. She is employed by the Company on an at-will basis at an annual compensation rate of $135,000.

Outstanding Equity Awards at Fiscal Year End

There were no equity awards outstanding for the named executive officers as of December 31, 2012.

Potential Payments Upon Termination or Change In Control

No named executive officer is entitled to any payments upon the termination or retirement of such named executive officer or upon a change of control of the Company, except that on November 29, 2011, the Company and Mr. Gasiewicz entered into a Non-Competition and Severance Agreement. The agreement provides that Mr. Gasiewicz is employed on an at will basis, but the Company will pay to him as severance 12 monthly payments of $14,583.33, less withholding taxes, if the Company terminates him other than for cause (as defined). The agreement also provides that Mr. Gasiewicz may not compete with the Company in the Territory (as defined) until one year following the termination of his employment for whatever reason.

Director’s Compensation

The following members of the Board of Directors received the director fees for 2012 that are set forth opposite their names.

Name	Fees Earned or Paid in Cash	Option Awards*	All Other Compensation	Total
Dr. E. Bruce Fredrikson	$22,000	-	-	$22,000
Michael Goldman	$12,000	-	-	$12,000
Frank Harrell	$5,000	-	-	$5,000
Stuart H. Lubow	$12,000	-	-	$12,000
Ronald H. Miller	$12,000	-	-	$12,000

*The dollar amount of stock option awards is calculated in accordance with FASB ASC Topic 718. The aggregate number of options outstanding as of December 31, 2012 for each of Dr. Fredrikson, Mr. Lubow and Mr. Miller was 25,000.

The $12,000 fee paid to each Director in the table other than to Dr. Fredrikson and Mr. Harrell consisted of an $8,000 annual retainer and a $1,000 fee for each meeting of the Board limited to $4,000 per annum. These fees were paid in advance in four equal quarterly installments.

The annual retainer of $18,000 is paid to Dr. Fredrikson for serving as a Director and Chairman of the Audit Committee. The fee is payable in $4,500 installments in advance of each quarter.

The $5,000 fee paid to Mr. Harrell represents a portion of a $12,000 full yearly fee that is approximately pro rata with the portion of 2012 during which he served as a Director. On September 1, 2012, Mr. Harrell was paid $2,000 for the period August 10, 2012 through September 30, 2012.  On October 1, 2012, Mr. Harrell was paid $3,000 for the period October 1, 2012 through December 31, 2012.

Effective January 1, 2013, Michael Goldman's fee for serving as Chairman of the Board of Directors was increased from $12,000 annually to $72,000, consisting of an annual retainer of $68,000 and a fee of $1,000 for each meeting of the Board limited to $4,000 per annum. The fees are payable in advance in four equal quarterly installments. Michael Goldman was appointed to the additional position of Chief Executive Officer on February 15, 2013.

Mr. Pagano will receive director fees for serving on the Board from and after February 15, 2013.

Pete Gasiewicz and Melissa Goldman-Williams did not receive any director fees.

On December 6, 2006, the Company granted ten-year options to purchase 25,000 shares of common stock at an exercise price of $1.85 per share to each of the following Directors: Dr. E. Bruce Fredrikson, Stuart H. Lubow and Ronald H. Miller. The option to each Director was immediately vested for 10,000 shares and 5,000 additional shares vested on each of the first three anniversaries of the Grant Date. The options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

PROPOSAL 2

RELATIONSHIP WITH AND RATIFICATION OF SELECTION OF
INDEPENDENT AUDITORS

The Board of Directors of the Company, on the recommendation of the Audit Committee, has appointed the firm of EisnerAmper LLP as the Company's principal accountants to audit the Company's financial statements for the year ended December 31, 2013, subject to ratification of this appointment by the shareholders of the Company. A representative of EisnerAmper LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. A representative of EisnerAmper LLP is also expected to be available to respond to appropriate questions at the Meeting.

In the event that the shareholders fail to ratify this appointment, the Audit Committee will reconsider its selection of audit firm, but may decide not to change its selection. Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

Fiscal 2012 and 2011 Accounting Firm Summary

Audit Fees

Audit fees were $235,000 in each of 2012 and 2011. All services provided by EisnerAmper LLP, our independent registered public accounting firm, were approved by the audit committee.  Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s annual statements, for review of interim consolidated financial statements included in quarterly reports.

Audit Related Fees

The Company did not incur audit related fees from EisnerAmper LLP in 2012 or 2011. Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees

The Company did not incur tax fees from EisnerAmper LLP in 2012 or 2011. Tax Fees consist of fees billed for professional services rendered for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees

The Company did not incur any other fees from EisnerAmper LLP in 2012 or 2011.

The Audit Committee meets with the independent auditor prior to the audit and discusses the planning and staffing of the audit, approves in advance the engagement of the independent auditor for all audit services and non-audit services and approves the fees and other terms of any such engagement, and obtains periodically from the independent auditor a communication of the matters required to be discussed by Statements of Auditing Standards No. 61 and SEC Rule 10(a).  The Audit Committee also meets with the auditors prior to the filing of Forms 10-K and 10-Q to discuss the results of their audit and reviews. In addition, the Company obtains a letter describing all relationships between the auditor and the Company and discusses with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

PROPOSAL 3

VOTE ON A NON-BINDING ADVISORY RESOLUTION ON
EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables shareholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers. Accordingly, you may vote on the following resolution at the 2013 annual meeting:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in executive compensation tables and the related narrative disclosure in this Proxy Statement.”

The Company’s executive compensation program is designed to attract, motivate and retain individuals with the skills required to formulate and drive the Company’s strategic direction and achieve annual and long-term performance goals necessary to create shareholder value.

Although this vote is non-binding, the Board of Directors and the Compensation Committee value the opinion of the shareholders and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE EXECUTIVE COMPENSATION TABLES AND THE RELATED NARRATIVE DISCLOSURE.

PROPOSAL 4

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING
ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables the Company’s shareholders to vote, on an advisory and non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of the Company’s named executive officers. By voting on this proposal, shareholders may indicate whether the advisory vote on executive compensation should be held every one, two or three years.

The Board of Directors believes that a frequency of every "three years" for the advisory vote on executive compensation is the optimal interval for conducting and responding to a vote on the compensation of the Company’s named executive officers.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Although this vote is non-binding, the Board of Directors and the Compensation Committee value the opinion of the shareholders and will consider the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A FREQUENCY OF THREE YEARS FOR FUTURE ADVISORY VOTES REGARDING EXECUTIVE COMPENSATION.

Vote Required

Election of Directors

The election of Directors requires the plurality of the votes cast by Common Shareholders and Convertible Preferred Shareholders. On this matter, abstentions and broker non-votes will have no effect on the voting.

Ratification of the Appointment of Independent Auditors

The appointment of EisnerAmper LLP as independent auditors requires the affirmative vote of a majority of the common and preferred shares, voting together as one class, cast at the Annual Meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Non-Binding Advisory Resolution on Executive Compensation

The non-binding advisory resolution on executive compensation requires the affirmative vote of a majority of the common and preferred shares, voting together as one class, cast at the Annual Meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Non-Binding Advisory Vote on the Frequency of the Non-Binding Advisory Votes on Executive Compensation

The non-binding advisory vote on the frequency of the non-binding advisory vote on executive compensation requires the affirmative vote of a majority of the common and preferred shares, voting together as one class, cast at the Annual Meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Expense of Solicitation

The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of proxy materials, solicitation of the proxies may be made by officers and employees of the Company by mail, telephone, facsimile, electronic communication, or personal interview. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

Proposals of Shareholders

Any shareholder proposal intended to be presented at the Company’s 2014 Annual Meeting must be received by the Secretary of the Company, 275 Wagaraw Road, Hawthorne, New Jersey 07506, no later than January 8, 2014, in order to be considered for inclusion in the proxy statement and form of proxy for such Meeting.

Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a shareholder proposal that the shareholder has not sought to include in the Company’s proxy statement. The Rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to the Company’s 2014 annual shareholders’ meeting, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company’s proxy statement, by March 24, 2014, the management proxies will be allowed to use their discretionary authority as outlined above.

Additional Information

COPIES OF THE EXHIBITS TO THE COMPANY’S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED TO ANY REQUESTING SHAREHOLDER, PROVIDED THAT SUCH SHAREHOLDER AGREES TO REIMBURSE THE COMPANY FOR REASONABLE FEES RELATED TO PROVIDING SUCH EXHIBITS.

ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY 07506.

Other Matters

Management of the Company knows of no matters to be presented at the Annual Meeting, other than the matters set forth in this proxy statement.  However, if any other matters properly come before the Meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors,

Hawthorne, New Jersey	William Salek
May 8, 2013	Secretary

ANNUAL MEETING OF SHAREHOLDERS OF

CCOM GROUP, INC.

COMMON STOCK
AND
CONVERTIBLE PREFERRED STOCK

June 19, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=01228

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20830304000000000000 0   061913

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES FOR DIRECTORS:
- ○ E. Bruce Fredrikson
- ○ Peter Gasiewicz
- ○ Michael Goldman
- ○ Melissa Goldman-Williams
- ○ Frank Harrell
- ○ Stuart H. Lubow
- ○ Ronald H. Miller
- ○ William Pagano

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of EisnerAmper LLP as independent public accountants of the Company for the fiscal year ending December 31, 2013:	☐	☐	☐
3. Non-binding advisory vote on executive compensation.	☐	☐	☐

	3 years	2 years	1 year	ABSTAIN
4. Non-binding advisory vote on the frequency of non-binding advisory votes on executive compensation.	☐	☐	☐	☐

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF FREDRIKSON, GASIEWICZ, GOLDMAN, GOLDMAN-WILLIAMS, HARRELL, LUBOW, MILLER AND PAGANO, FOR THE RATIFICATION OF THE SELECTION OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY, FOR THE NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION, AND FOR A FREQUENCY OF THREE YEARS FOR FUTURE ADVISORY VOTES REGARDING EXECUTIVE COMPENSATION.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

CCOM GROUP, INC.

COMMON STOCK
AND
CONVERTIBLE PREFERRED STOCK
June 19, 2013

PROXY VOTING INSTRUCTIONS

CCOM GROUP, INC.

COMMON STOCK
AND CONVERTIBLE PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael Goldman and William Pagano, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock and Convertible Preferred Stock of CCOM Group, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 19, 2013 or any adjournments thereof.
(Continued and to be signed on the reverse side.)